EXHIBIT 99.2

# Grant Park Fund

## Class A, B, Legacy 2, Global 2 and Global 3 Units

Monthly Performance Report • February 2010



Consider your alternatives. **Invest smarter.**

GRANT PARK FUND

**DCM Brokers, LLC**
**Member FINRA/SIPC**
**Servicing Agent**
**626 W. Jackson, Suite 600**
**Chicago, IL 60661**

## Market Commentary: February 2010

**Ags/Softs:** Grains markets rallied as strong sales data and downward revisions to inventory estimates bolstered prices. Moving contrary to its recent uptrend, sugar prices declined following liquidations from large commodity funds. In the livestock markets, prices rose as gains in the equity markets supported bullish demand forecasts.

**Currencies:** Ongoing concerns over several smaller EU nations led to a decline in major currencies across Europe. The Swiss franc, euro, and Great British pound all declined against the U.S. dollar as investors sought safer assets. Strong Australian unemployment data led to gains in the Australian dollar over most major currencies.

**Energies:** Bullish demand forecasts from the Energy Information Administration and positive U.S. industrial production data led to gains in the crude oil markets. Elevated U.S. natural gas inventories put substantial pressure on the natural gas markets, moving prices nearly 7% lower for the month.

**Equities:** Optimistic economic data in the U.S., propelled North American equity markets higher in February. Ailing economies in several European nations drove European equity markets down. Ongoing fears in Asia regarding changes to Chinese lending polices resulted in declines in Hong Kong's Hang Seng Index.

**Fixed Income:** Weak demand for European sovereign debt resulted in strong gains in the U.S. Treasury markets. An unexpected jump in U.S. jobless claims added to the rally in the U.S. debt markets. In Europe, short-term gains in the European equity markets put pressure on the Bund market.

**Metals:** Concern over the economic state of the European Union and short-term U.S. dollar weakness propelled the gold markets higher in February. In the base metals markets, bullish demand forecasts spurred by strong economic data led to gains in a number of industrial metals, including copper, aluminum, and tin.

### A Units (Closed to New Investment)

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2000 | -1.1% | 0.7% | -1.7% | -3.8% | 1.8% | -3.5% | -1.6% | 4.4% | -2.3% | 0.8% | 8.9% | 9.0% | **11.0%** |
| 2001 | 1.9% | 0.5% | 6.6% | -4.5% | -0.5% | -2.7% | 0.1% | 2.9% | 3.7% | 5.3% | -7.8% | 2.1% | **7.0%** |
| 2002 | -0.9% | -6.0% | 2.3% | -3.1% | 5.2% | 10.1% | 6.6% | 1.6% | 2.9% | -6.0% | -2.5% | 5.6% | **15.3%** |
| 2003 | 2.7% | 5.8% | -7.5% | 2.6% | 9.7% | -1.3% | -0.5% | 0.2% | 0.1% | 2.5% | -0.9% | 6.0% | **20.0%** |
| 2004 | 0.4% | 7.3% | -1.4% | -11.7% | -4.8% | -4.5% | -3.4% | -0.3% | 1.1% | 3.4% | 8.5% | -0.9% | **-7.6%** |
| 2005 | -6.0% | 3.4% | -0.5% | -5.1% | 4.0% | 1.9% | -2.0% | 2.0% | -0.0% | -3.4% | 4.2% | -1.4% | **-3.4%** |
| 2006 | 3.5% | -3.3% | 4.1% | 9.5% | -0.8% | -2.9% | -3.7% | 2.2% | -1.1% | -0.6% | 3.6% | -0.9% | **9.1%** |
| 2007 | 1.3% | -4.2% | -4.6% | 5.2% | 4.6% | 4.2% | -3.7% | -3.7% | 8.8% | 5.2% | -0.7% | 0.6% | **12.6%** |
| 2008 | 2.5% | 9.7% | -0.6% | -0.1% | 2.1% | 3.1% | -5.1% | -2.4% | 1.3% | 4.8% | 2.8% | 1.1% | **19.9%** |
| 2009 | -0.9% | -0.8% | -3.3% | -1.7% | 1.6% | -3.4% | -1.3% | 1.1% | 1.2% | -2.6% | 4.2% | -3.6% | **-9.2%** |
| 2010 | -8.0% | 0.6% | | | | | | | | | | | **-7.4%** |

### B Units (Closed to New Investment)

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2003 | | | | | | | | 0.1% | 0.1% | 2.5% | -1.0% | 5.9% | **7.7%** |
| 2004 | 0.3% | 7.3% | -1.5% | -11.7% | -4.8% | -4.6% | -3.4% | -0.4% | 1.0% | 3.4% | 8.4% | -1.0% | **-8.4%** |
| 2005 | -6.0% | 3.3% | -0.6% | -5.1% | 3.9% | 1.8% | -2.0% | 1.9% | -0.1% | -3.5% | 4.1% | -1.4% | **-4.3%** |
| 2006 | 3.4% | -3.4% | 4.0% | 9.4% | -0.9% | -2.9% | -3.7% | 2.1% | -1.2% | -0.7% | 3.5% | -0.9% | **8.3%** |
| 2007 | 1.2% | -4.3% | -4.6% | 5.2% | 4.5% | 4.1% | -3.8% | -3.8% | 8.7% | 5.2% | -0.7% | 0.6% | **11.8%** |
| 2008 | 2.4% | 9.6% | -0.7% | -0.2% | 2.0% | 3.0% | -5.1% | -2.5% | 1.2% | 4.7% | 2.7% | 1.0% | **18.9%** |
| 2009 | -1.0% | -0.9% | -3.3% | -1.8% | 1.6% | -3.5% | -1.3% | 1.1% | 1.1% | -2.6% | 4.2% | -3.6% | **-9.9%** |
| 2010 | -8.0% | 0.6% | | | | | | | | | | | **-7.5%** |

### Legacy 2 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2009 | | | | -1.6% | 1.6% | -3.1% | -1.1% | 1.3% | 1.2% | -2.4% | 4.0% | -3.2% | **-3.6%** |
| 2010 | -7.8% | 0.8% | | | | | | | | | | | **-7.0%** |

### Global 2 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2009 | | | | -0.3% | 2.0% | -3.2% | -1.3% | 1.1% | 1.1% | -3.2% | 3.6% | -4.2% | **-4.6%** |
| 2010 | -7.8% | 0.7% | | | | | | | | | | | **-7.2%** |

### Global 3 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2009 | | | | -0.4% | 1.8% | -3.5% | -1.4% | 0.9% | 1.0% | -3.4% | 3.5% | -4.4% | **-6.0%** |
| 2010 | -8.0% | 0.5% | | | | | | | | | | | **-7.5%** |

## A, B and Legacy Units

### Trading Performance by Sector


2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
February
YTD

Performance reported is gross of fees and expenses.

### Monthly Exposure by Sector

| Ags/Softs | Currencies | Energy | Equity Indices | Fixed Income | Metals |
|---|---|---|---|---|---|
| 10% | 26% | 15% | 13% | 22% | 14% |

### Sector Positions at Month-End


03/09
04/09
05/09
06/09
07/09
08/09
09/09
10/09
11/09
12/09
01/10
02/10
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

Charts prepared by Dearborn Capital Management, LLC.

## Global Units

### Trading Performance by Sector


2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
February
YTD

Performance reported is gross of fees and expenses.

### Monthly Exposure by Sector

| Ags/Softs | Currencies | Energy | Equity Indices | Fixed Income | Metals |
|---|---|---|---|---|---|
| 10% | 24% | 15% | 16% | 23% | 12% |

### Sector Positions at Month-End


04/09
05/09
06/09
07/09
08/09
09/09
10/09
11/09
12/09
01/10
02/10
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

Charts prepared by Dearborn Capital Management, LLC.

## Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in commodity interests is a zero-sum economic activity in which, for every gain, there is an offsetting loss. Grant Park therefore bears the risk that on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

## Grant Park Fund At-A-Glance

| Product | Legacy Units | Global Units | | A and B Units |
|---|---|---|---|---|
| Class | 2 | 2 | 3 | Closed to New Investment |
| Account Type | Fee-based | Fee-based | Commission-based | |
| Minimum Investment | $10,000 | $5,000 | $5,000 | |
| Retirement Account | $1,000 | $1,000 | $1,000 | |
| Trading Strategy | Traditional, systematic, medium- to long-term trend-trading philosophy employed by Grant Park for the past 20 years. | Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes. | | |
| Breakeven Level | 5.30% | 4.71% | 6.89% | |
| Redemptions | Monthly after 90 days | Monthly after 90 days | Monthly after 90 days | |
| Penalty | No | No | 1.5% on a declining scale 0.5% per quarter | |
| Sectors Traded | 6 | 6 | 6 | |
| Eligibility | Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth. | Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth. | | |

## Statistics

| Statistics Since Inception - Class A Units[1] January 1989 - February 2010 | |
|---|---|
| Total Fund Assets (A,B, Legacy, Global) | $778M |
| 12-Month Return | -14.5% |
| Average 12-Month Return | 19.6% |
| 36-Month Cumulative Return | 17.0% |
| 60-Month Cumulative Return | 23.0% |
| Compounded Annualized ROR | 14.3% |
| 3-Year Compounded Annualized ROR | 5.4% |
| 5-Year Compounded Annualized ROR | 4.2% |
| 10-Year Compounded Annualized ROR | 6.2% |
| Worst Drawdown (5/89 - 10/89) | -38.9% |
| Worst Drawdown Last 5 Years (12/08 - 2/10) | -16.5% |
| Average 1-month Gain | 6.7% |
| Average 1-month Loss | -4.6% |
| # of Winning Months | 135 |
| # of Losing Months | 119 |

| Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] January 2000 - December 2009 | | |
|---|---|---|
| ↑↓ | Moved in Opposite Directions | **49%** 59 of 120 months |
| ↑↑ | Positive Results for Both | **31%** 37 of 120 months |
| ↓↓ | Negative Results for Both | **20%** 24 of 120 months |

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

## Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

**Average 12-Month Return**: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

**Compounded Annualized Rate of Return (ROR)**: This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

**Correlation**: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

**Drawdown**: A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

**Net Asset Value per Unit**: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.